[GRAPHIC OMITTED]

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                              with a Fixed Account
                                    issued by
                            LPLA SEPARATE ACCOUNT ONE
                                       and
                 LONDON PACIFIC LIFE & ANNUITY INSURANCE COMPANY
                                   May 1, 1999

This prospectus describes the individual deferred variable annuity contract with a Fixed Account issued by London Pacific Life & Annuity Company (London Pacific). The annuity contract has a Fixed Account which offers an interest rate which is guaranteed by London Pacific and the following 12 Investment Options:

LPT VARIABLE INSURANCE SERIES TRUST:

Harris Associates Value Portfolio
MFS Total Return Portfolio
Berkeley U.S. Quality Bond Portfolio (not available for new purchases or additional Contributions)
Berkeley Money Market Portfolio (not available for new purchases or additional Contributions)
Robertson Stephens Diversified Growth Portfolio
Lexington Corporate Leaders Portfolio(R)
Strong Growth Portfolio
SAI Global Leaders Portfolio

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:

Morgan Stanley Dean Witter U.F. High Yield Portfolio
Morgan Stanley Dean Witter U.F. International Magnum Portfolio
Morgan Stanley Dean Witter U.F. Emerging Markets Equity Portfolio


BT INSURANCE FUNDS TRUST:

BT Equity 500 Index Fund

FEDERATED INSURANCE SERIES:

Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II

Please read this prospectus carefully before investing and keep it on file for future reference. It contains important information about the London Pacific Deferred Variable Annuity Contract.

To learn more about the London Pacific Deferred Variable Annuity Contract with a Fixed Account, you can obtain a copy of the Statement of Additional information
(SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 24 of this prospectus. For a free copy of the SAI, call us at our Annuity Service Center at the address below.

The Contracts:

     *    are not bank deposits
     *    are not federally insured
     *    are not endorsed by any bank or government agency
     *    are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

INQUIRIES: If you have any questions about your Contract or need more information, please contact us at:

Annuity Service Center
P.O. Box 2956
Raleigh, North Carolina 27626
(800) 852-3152


                             TABLE OF CONTENTS

                                                            PAGE

DEFINITIONS OF TERMS USED IN THIS PROSPECTUS ...........      1

SUMMARY ................................................      2

FEE TABLE ..............................................      5

THE LONDON PACIFIC DEFERRED VARIABLE ANNUITY CONTRACT...      8
         Ownership......................................      9
         Assignment.....................................      9
         Modification of the Contract..................      10

ANNUITY PAYMENTS (THE ANNUITY PERIOD)....................    10
         Annuity Date ...................................    10
         Annuity Payments ...............................    10
         Annuity Options ................................    10

HOW TO PURCHASE THE CONTRACTS ...........................    11
         Contributions ..................................    11
         Allocation of Contributions ....................    11
         Free-Look ......................................    12
         Accumulation Units .............................    12
         Transfers ......................................    13

INVESTMENT OPTIONS.......................................    13
         LPT Variable Insurance Series Trust.............    13
         Morgan Stanley Dean Witter Universal Funds, Inc.    14
         BT Insurance Funds Trust........................    14
         Federated Insurance Series......................    14
         Dollar Cost Averaging Program ..................    15
         Rebalancing Program ............................    15
         Voting Rights ..................................    15
         Substitution....................................    15
         Exchange Program................................    15

PERFORMANCE..............................................    17

EXPENSES ................................................    17
         Mortality and Expense Risk Charge...............    17
         Administrative Charge ..........................    18
         Distribution Charge ............................    18
         Contract Maintenance Charge ....................    18
         Contingent Deferred Sales Charge................    18
         Transfer Fee ...................................    19
         Premium Taxes...................................    19
         Income Taxes....................................    19
         Investment Option Expenses......................    19

TAXES ...................................................    20
         Annuity Contracts in General...................     20
         Qualified and Non-Qualified Contracts .........     20
         Withdrawals - Non-Qualified Contracts ..........    20
         Withdrawals - Qualified Contracts ..............    21
         Diversification ................................    21

WITHDRAWALS...............................................   21

         Systematic Withdrawal Option ....................   22
         Suspension of Payments or Transfers .............   22

DEATH BENEFIT.............................................   22
       Upon Your Death ...................................   22
       Death of Annuitant ................................   23

OTHER INFORMATION.........................................   23
         London Pacific...................................   23
         Year 2000........................................   24
         The Separate Account.............................   24
         Distribution.....................................   24

TABLE OF CONTENTS OF THE SAI..............................   24

APPENDIX A................................................   25

APPENDIX B ...............................................   27




                  DEFINITIONS OF TERMS USED IN THIS PROSPECTUS

Accumulation Period - The period of time before the Annuity Date during which you can make Contributions.

Annuity Date - The date on which Annuity Payments begin.

Annuity Payments - The series of payments made to you or someone you choose after the Annuity Date.

Annuity Period - The period of time beginning with the Annuity Date during which we make Annuity Payments.

Annuity Service Center - The office indicated under Inquiries on the first page of this prospectus to which notices, requests and Contributions must be sent.

Business Day - Any day the New York Stock Exchange (NYSE) and we are open for business.

Contributions - The money you invest in the Contract.

Fixed Account - A segment of our general account which contains all of our assets with the exception of segregated separate account assets.

Investment Option(s) - Those variable investments available under the Contract.

Non-Qualified Contract - If you purchase the Contract as an individual and not under an individual retirement annuity, it is referred to as a Non-Qualified Contract.

Owner/Joint Owner - The person(s) or entity(ies) entitled to ownership rights under the Contract.

Qualified Contract - If you purchase the Contract under an individual retirement annuity, it is referred to as a Qualified Contract.

Separate Account - A segregated asset account maintained by us to support the London Pacific Deferred Variable Annuity Contract and certain other contracts. The Separate Account is LPLA Separate Account One. The Separate Account is divided into sub-accounts.

Written Request - A request in writing, in a form satisfactory to us, which is received by the Annuity Service Center.

SUMMARY

The sections in this Summary are explained in more detail later in this prospectus.

The London Pacific Deferred Variable Annuity Contract

This prospectus describes the individual deferred variable annuity contract with a Fixed Account (Contract). The Contract is offered by London Pacific Life & Annuity Company (London Pacific). The Contract provides for a death benefit and guaranteed payment plans. The Contract is designed for retirement savings or other long-term investment purposes.

The Contract allows you the choice to invest in our Fixed Account or the 12 Investment Options. The Investment Options are intended to offer a better return than the Fixed Account. However, this is NOT guaranteed. You can also lose your money.

Under the Contract, you are the Owner. You can name a Joint Owner. The Joint Owner must be your spouse.

Annuity Payments

You can receive Annuity Payments from your Contract by selecting one of the available Annuity Options. You can choose to have Annuity Payments come from the Fixed Account or the Investment Options or both. If you choose to have any portion of the payments come from the Investment Options, the dollar amount of your Annuity Payments may go up or down depending on the investment performance of the Investment Option(s) you select.

How to Purchase the Contract

The Contract requires an initial Contribution of at least $5,000. If you buy the Contract as an Individual Retirement Annuity (IRA), the initial Contribution must be at least $1,000. You can make additional Contributions of at least $1,000 at any time during the Accumulation Period. Your registered representative can help you fill out the proper forms.

Investment Options

You can invest in the following Investment Options:

LPT Variable Insurance Series Trust:

Harris Associates Value Portfolio
MFS Total Return Portfolio
Berkeley U.S. Quality Bond Portfolio (not available for new purchases or additional Contributions)
Berkeley Money Market Portfolio (not available for new purchases or additional Contributions)
Robertson Stephens Diversified Growth Portfolio
Lexington Corporate Leaders Portfolio(R)
Strong Growth Portfolio
SAI Global Leaders Portfolio

Morgan Stanley Dean Witter Universal Funds, Inc:

Morgan Stanley Dean Witter U.F. High  Yield Portfolio
Morgan Stanley Dean Witter U.F. International Magnum Portfolio
Morgan Stanley Dean Witter U.F. Emerging Markets Equity Portfolio

BT Insurance Funds Trust:

BT Equity 500 Index Fund

Federated Insurance Series:

Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II

Depending on market conditions and the performance of the Investment Options you select, you can make or lose money in any of these Investment Options.


                                    Expenses

The Contract has insurance features and investment features and there are costs related to each. The fees and charges are as follows:

Mortality and Expense Risk Charge: 1.25% annually of the average daily net asset value of each Investment Option.

Administrative Charge: .15% annually of the average daily net asset value of each Investment Option.

Distribution Charge: .10% annually of the average daily net asset value of each Investment Option.

     Transfer Fee: If you make more than 12 transfers in a Contract year, we deduct a transfer fee which is equal to $20 per transfer, or 2% of the amount transferred (whichever is less).

     Contingent Deferred Sales Charge: If you make a withdrawal from your Contract, we will deduct a contingent deferred sales charge which declines from 7% to 0% depending upon the number of years we have had your Contribution. After London Pacific has had your Contribution for 7 years, there is no charge for withdrawals.

     Contract Maintenance Charge: Each year, London Pacific deducts a $36 contract maintenance charge from your Contract. The charge is waived if the value of your Contract is at least $50,000.

     Premium Taxes: When you make a withdrawal, begin receiving Annuity Payments or when we pay a death benefit, London Pacific may assess a premium tax charge which ranges from 0% to 4%, depending on the state.

There are also investment charges which range from .30% to 1.75% of the average daily value of the Investment Option, depending upon the Investment Option you select.

Taxes

Your earnings are not taxed until you take them out. If you take money out during the Accumulation Period, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the Annuity Period are considered partly a return of your original investment. That part of each payment is not taxable.

Death Benefit

If you die, a death benefit will be paid to the Beneficiary.

Exchange Program

London Pacific offers an exchange program (the Exchange Program) which is available only to purchasers who exchange a contract issued by another insurance company not affiliated with London Pacific or other financial investment for a Contract offered by this Prospectus. The Exchange Program is only available to purchasers who own a fixed annuity contract issued by another insurance company not affiliated with London Pacific or other financial investments. Under the Exchange Program, London Pacific adds certain amounts to the Contract as exchange credits (Exchange Credits). Subject to specific limits, the Exchange Credits equal the surrender charge paid, if any, to the other insurance company or the charges and penalties paid to a financial institution.

Free-Look

If you cancel the Contract within 10 days after receiving it (or the period required in your state), we will send your money back. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your Contribution. If we are required by law to return your Contribution, we will put your money in the Federated Prime Money Fund II during the free-look period.



                       LPLA SEPARATE ACCOUNT ONE FEE TABLE
                 See Notes to Fee Table and Examples on Page 8.


Contract Owner Transaction Expenses
                                                    Charge as a Percentage
Contingent Deferred Sales Charge  Contract Year   of Unliquidated Contribution
--------------------------------  -------------   ----------------------------

                                     1 year                     7%
                                     2 years                    7%
                                     3 years                    6%
                                     4 years                    5%
                                     5 years                    4%
                                     6 years                    3%
                                     7 years                    2%
                                     8 years or more            0%

Transfer Fee                   No charge for first 12 transfers in a Contract
(See Note 2 on Page 8)         year.  After that, the fee is the lesser of $20
                               or 2% of the amount transferred.

Contract Maintenance Charge    $36 per Contract per Contract year.
(see Note 3 on Page 8 )

Separate Account Annual Expenses
  (as a percentage of average account value)

Mortality and Expense Risk Charge..................... 1.25%
Administrative Charge.................................  .15%
Distribution Charge...................................  .10%
                                                       ------
Total Separate Account Annual Expenses.................1.50%



LPT Variable Insurance Series Trust's Annual Expenses
 (as a percentage of the average daily net assets of a Portfolio)


                                          Other Expenses
                              Management  (after expense     Total Annual
                                Fees      reimbursement)* Portfolio Expenses*
                                ----      -----------------------------------

Harris Associates Value          1.00%            .29%               1.29%
MFS Total Return                  .75%            .54%               1.29%
Berkeley U.S. Quality Bond**      .55%            .44%                .99%
Berkeley Money Market**           .45%            .44%                .89%
Robertson Stephens Diversified
 Growth                           .95%            .44%               1.39%
Lexington Corporate Leaders       .65%            .64%               1.29%
Strong Growth                     .75%            .54%               1.29%
SAI Global Leaders***             .75%            .54%               1.29%

* London Pacific has voluntarily agreed through December 31, 1999 to reimburse each Portfolio for certain expenses (excluding brokerage commissions) in excess of approximately the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent this expense reimbursement arrangement, for the year ending December 31, 1998, the "Total Annual Portfolio Expenses" (on an annualized basis) were: 1.85% for the Harris Associates Value Portfolio; 1.87% for the MFS Total Return Portfolio; 3.60% for the Berkeley U.S. Quality Bond Portfolio; 3.14% for the Berkeley Money Market Portfolio; 2.39% for the Strong Growth Portfolio; 2.37% for the Robertson Stephens Diversified Growth Portfolio; and 1.60% for the Lexington Corporate Leaders Portfolio. The examples following are calculated based upon such expense reimbursement arrangements.

** Prior to May 1, 1999, London Pacific reimbursed the Berkeley U.S. Quality Bond Portfolio and the Berkeley Money Market Portfolio for certain expenses. Effective May 1, 1999, this arrangement has been terminated. For the year ending December 31, 1999, the "Other Expenses" are estimated to be 2.75% for the Berkeley U.S. Quality Bond Portfolio and 2.25% for the Berkeley Money Market Portfolio.

***  Estimated. The Portfolio commenced investment operations on May 1, 1999.



Morgan Stanley Dean Witter Universal Funds, Inc.'s Annual Expenses (as a percentage of the average daily net assets of a Portfolio)

                                   Other      Expenses
                               Management (after expense     Total Annual
                                  Fees    reimbursement)*  Portfolio Expenses*
                                  ----    ---------------  -------------------

Morgan Stanley Dean Witter
 U.F. High Yield                 .15%            .65%                 .80%
Morgan Stanley Dean Witter
 U.F. International Magnum       .15%           1.00%                1.15%
Morgan Stanley Dean Witter
 U.F. Emerging Markets Equity    0.0%           1.75%                1.75%

* The advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the percentages set forth above under "Total Annual Portfolio Expenses." Absent this expense reimbursement, for the year ending December 31, 1998, "Management Fees," "Other Expenses," and "Total Annual Portfolio Expenses" would have been: 0.50%, 0.65% and 1.15% for the Morgan Stanley Dean Witter U.F. High Yield Portfolio; 0.80%, 1.00%, and 1.80% for the Morgan Stanley Dean Witter U.F. International Magnum Portfolio; and 1.25%, 2.20% and 3.45% for the Morgan Stanley Dean Witter U.F. Emerging Markets Portfolio.


BT Insurance Funds Trust's Annual Expenses
(as a percentage of the average daily net assets of a Portfolio)
                                                                Total Annual
                                            Other Expenses  Portfolio Expenses
                    Management   Administ-  (after expense   (after expense
                       Fees     rative Fee   reimbursement)*  reimbursement)*
                       ----     ----------   ---------------  ---------------
BT Equity 500 Index    .20%         .02%              .08%             .30%


* Without expense waivers and reimbursements for the year ended December 31, 1998, the "Total Annual Portfolio Expenses" for the BT Equity 500 Index Fund would have been 1.19%.


Federated Insurance Series' Annual Expenses
(as a percentage of the average daily net assets of a Portfolio)

                                                                Total Annual
                                            Other Expense      Expenses (after
                             Management    after waiver and     waivers and
                                Fees        reimbursements)*  reimbursements)*
                                ----        ----------------  ----------------

Federated Prime Money Fund II    .50%            .30%              .80%
Federated Fund for U.S.
 Government Securities II        .60%            .25%              .85%

* Without expense waivers and reimbursements, the total annual operating expenses for the year ending December 31, 1998 would have been 0.81% for the Federated Prime Money Fund II and .93% for the Federated Fund for U.S. Government Securities II.

Examples:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your assets:

(a)      if you surrender your Contract at the end of each time period;
(b)      if you do not surrender your Contract.


                                                   Time Periods
                                                   ------------

                                        1 Year   3 Years  5 Years  10 Years
                                        ------   -------  -------  --------

Harris Associates Value               a)$100.04   $154.47  $205.22  $374.10
                                      b)$ 30.04   $ 94.47  $165.22  $374.10
MFS Total Return                      a)$100.04   $154.47  $205.22  $374.10
                                      b)$ 30.04   $ 94.47  $165.22  $374.10
Berkeley U.S. Quality Bond            a)$ 96.96   $144.78  $188.23  $335.42
                                      b)$ 26.96   $ 84.78  $148.23  $335.42
Berkeley Money Market                 a)$ 95.94   $141.55  $182.56  $322.53
                                      b)$ 25.94   $ 81.55  $142.56  $322.53
Robertson Stephens Diversified Growth a)$101.06   $157.70  $210.88  $386.99
                                      b)$ 31.06   $ 97.70  $170.88  $386.99
Lexington Corporate Leaders           a)$100.04   $154.47  $205.22  $374.10
                                      b)$ 30.04   $ 94.47  $165.22  $374.10
Strong Growth                         a)$100.04   $154.47  $205.22  $374.10
                                      b)$ 30.04   $ 94.47  $165.22  $374.10
SAI Global Leaders                    a)$100.04   $154.47  $205.22  $374.10
                                      b)$ 30.04   $ 94.47  $165.22  $374.10
Morgan Stanley Dean Witter            a)$ 95.02   $138.64  $177.47  $310.92
 U.F. High Yield                      b)$ 25.02   $ 78.64  $137.47  $310.92
Morgan Stanley Dean Witter            a)$ 98.60   $149.95  $197.29  $356.05
 U.F. International Magnum            b)$ 26.80   $ 89.95  $157.29  $356.05
Morgan Stanley Dean Witter            a)$104.75   $169.34  $231.27  $433.40
 U.F. Emerging Markets Equity         b)$ 34.75   $109.34  $191.27  $433.40
BT Equity 500 Index                   a)$ 89.89   $122.48  $149.15  $246.46
                                      b)$ 19.89   $ 62.48  $109.15  $246.46
Federated Prime Money Fund II         a)$ 95.02   $138.64  $177.47  $310.92
                                      b)$ 25.02   $ 78.64  $137.47  $310.92
Federated Fund for U.S Government     a)$ 95.23   $140.26  $186.30  $317.37
 Securities II                        b)$ 25.53   $ 80.26  $140.20  $317.37

Notes To Fee Table And Examples

1. The purpose of the fee table is to show you the various expenses you will incur directly or indirectly with the Contract. The Fee Table reflects expenses of the Separate Account as well as the Investment Options.

2. Once each Contract year, you can withdraw up to 10% of unliquidated Contributions (which means not previously withdrawn) on a non-cumulative basis without the imposition of the contingent deferred sales charge (free withdrawal). You can make a free withdrawal once each Contract year unless you have selected the Systematic Withdrawal Option. If you are younger than 59 1/2 when you make a withdrawal, it may be subject to a ten percent (10%) federal income tax penalty.

3. London Pacific will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is made at the end of the free-look period and any transfers made pursuant to an approved Dollar Cost Averaging Program or Rebalancing Program.

4. During the Accumulation Period, London Pacific will not charge the contract maintenance charge if the value of your Contract is at least $50,000 or more. However, if you make a complete withdrawal, London Pacific will charge the contract maintenance charge. During the Annuity Period, the full charge will be deducted regardless of the size of your Contract. In the state of North Dakota, the contract maintenance charge is $30.

5. The examples below assume an estimated $25,000 Contract value. Therefore, the contract maintenance charge is calculated as $1.44 in the examples. The charge would be higher for smaller Contract values and lower for higher Contract values.

6. Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

7. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history (condensed financial information) contained in Appendix A to this prospectus.


              THE LONDON PACIFIC DEFERRED VARIABLE ANNUITY CONTRACT

This prospectus describes the Individual Deferred Variable Annuity Contract with a Fixed Account (Contract) issued by London Pacific.

An annuity is a contract between you (the Owner) and us (an insurance company) where we promise to pay you (or someone you choose) an income, in the form of Annuity Payments. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Period. Once you begin receiving Annuity Payments, your Contract switches to the Annuity Period.

The Contract benefits from tax deferral. This means that you are not taxed on the earnings or appreciation on the money in your Contract until you take money out.

You can choose to invest in the 12 Investment Options. Depending on market conditions and the performance of the Investment Option(s) you select, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the investment performance of the Investment Option(s) you select. The amount of Annuity Payments you receive during the Annuity Period from the variable annuity portion of the Contract also depends, in part, on the investment performance of the Investment Option(s) you select for the Annuity Period.

The Contract also offers you a Fixed Account. The Fixed Account offers an interest rate that's guaranteed by London Pacific. If you select the Fixed
Account, your money will be placed with the other general assets of London Pacific.

Ownership

Owner - Under the Contract you are the Owner. You name an Annuitant. You may change Owners of the Contract at any time prior to the Annuity Date by Written Request. A change of Owner will automatically revoke any prior designation of Owner. The change will become effective as of the date the Written Request is signed. A new designation of Owner will not apply to any payment made or action taken by us prior to the time it was received.

If the Contract is Non-Qualified and is owned by a non-natural person (for example, a corporation) it is not treated as an annuity contract for tax purposes. This means that income on the Contract is treated as ordinary income received by the Owner during the taxable year. You should seek tax advice before you buy the Contract if it is going to be owned by a trust or other non-natural person.

The Contract may be owned by Joint Owners. Any Joint Owner must be your spouse. When either Owner dies, the surviving Joint Owner will be the primary
Beneficiary. We will treat any other designated Beneficiary as a contingent Beneficiary unless you specify otherwise in a Written Request.

Unless you tell us otherwise, if there are Joint Owners all transactions will require both signatures except for telephone transfers. If the telephone transfer option is elected and there are Joint Owners, either Joint Owner can give telephone instructions.

Annuitant - The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant when the Contract is issued. You can change the Annuitant at any time before the Annuity Date. The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to our underwriting rules which are in effect at the time.

Beneficiary - The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you may change the primary Beneficiary(ies) or contingent Beneficiary(ies). A change must be made by Written Request. The change will take effect as of the date the Written Request is signed. London Pacific will not be liable for any payment made or action it takes before the change is recorded.

Assignment

You can assign (transfer ownership) the Contract at any time during your lifetime. You must send a Written Request to our Annuity Service Center specifying the terms of the assignment. London Pacific will not be liable for any payment or other action we take in accordance with the Contract until we receive notice of the assignment. Any assignment made after the death benefit has become payable will only be valid with our consent. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the Contract is issued pursuant to a Qualified plan, there may be limitations on your ability to assign the Contract.

Modification of the Contract

The Contract may be modified in order to comply with applicable state and federal law. A Contract may be changed or altered only by the President or Vice President and the Secretary of London Pacific. Any change must be in writing.


ANNUITY PAYMENTS (THE ANNUITY PERIOD)

Annuity Date

You can receive regular Annuity Payments from your Contract. You will receive the payments unless you choose someone else to receive them. The day on which those payments begin is called the Annuity Date. The Annuity Date must be the first day of a calendar month and must be at least one month after we issue your Contract. The Annuity Date may not be later than when the Annuitant reaches age 85 or 10 years after we issue your Contract if you are age 75 or older on the day your Contract is issued. You can change the Annuity Date by Written Request. Any change must be requested at least 7 days prior to the Annuity Date.

Annuity Payments

During the Annuity Period, you have the same investment choices you had just before the start of the Annuity Period. During the Annuity Period, payments can come from the Investment Options you have selected (meaning they are variable Annuity Payments) or from the Fixed Account (meaning they are fixed Annuity Payments). You must select if you want variable Annuity Payments or fixed Annuity Payments or a combination of both no later than 15 days before the Annuity Date. If you do not instruct us, your payments will be variable Annuity Payments.

Annuity Payments are made monthly. If the Annuity Payment would be or become less than $200 ($100 if a combination fixed and variable annuity is selected), we will reduce the frequency of the Annuity Payments to an interval which will result in each payment being at least $200 ($100 if a combination fixed and variable annuity is selected).

If you choose to have any portion of your Annuity Payments come from the Investment Options, the dollar amount of your payments will depend on the following:

     (1)  the value of your  Contract  in the  Investment  Option on the Annuity
          Date;

     (2)  the 4% assumed investment rate used in the Contract;

     (3)  the performance of the Investment Option(s) you select;

     (4)  the Annuity Option you select; and

     (5) the age of the Annuitant and any joint Annuitant with respect to certain Annuity Options.

If the actual performance exceeds the 4% assumed investment rate, your Annuity Payments will increase. Likewise, if the actual investment rate is less than 4%, your Annuity Payments will decrease.

The SAI contains a description of how Annuity Payments and Annuity Unit values are calculated.

Annuity Options

You can choose among income plans. We call them Annuity Options. We ask you to choose an Annuity Option when you buy the Contract. Prior to the Annuity Date you may change the Annuity Option by Written Request. Any change must be requested at least 7 days prior to the Annuity Date.

You can choose one of the following Annuity Options or any other Annuity Option acceptable to London Pacific.

OPTION A. LIFE ANNUITY. Under this option, we will make monthly Annuity Payments during the life of the Annuitant. After the Annuitant dies, we stop making Annuity Payments.

OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 120 MONTHS. Under this option, we will make monthly Annuity Payments during the life of the Annuitant. If the Beneficiary does not want payments to continue for the rest of the period certain, he or she may elect to have the present value of the guaranteed Annuity Payments remaining commuted and paid in a lump sum.

OPTION C. JOINT & SURVIVOR ANNUITY. Under this option, we will make monthly Annuity Payments so long as the Annuitant and the Joint Annuitant are alive. After the first Annuitant dies and during the lifetime of the surviving
Annuitant, we will continue making Annuity Payments at 66 2/3%. After the surviving Annuitant dies, we will stop making Annuity Payments.

OPTION D. PAYMENT FOR A PERIOD CERTAIN. Under this option, we will make monthly Annuity Payments for a fixed period of years. The period must be at least 10 years and cannot be more than 30 years. If you do not want to continue to receive payments for the rest of the selected period, you may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election.

HOW TO PURCHASE THE CONTRACT

Contributions

Contributions are the money you give us to buy the Contract. The minimum we will accept is $5,000 when the Contract is bought as a Non-Qualified Contract. If you are buying the Contract as part of an IRA (individual retirement annuity), the minimum we will accept is $1,000. You can make additional Contributions of $1,000 ($100 if the periodic investment plan option is elected). The maximum Contributions we will accept without our prior approval are $1,000,000 except if you are 75 years old when you buy the Contract in which case the maximum is $500,000. We reserve the right to reject any Contribution or Contract.

Allocation of Contributions

When you purchase the Contract, we will allocate your Contribution to the Investment Option(s) you have selected. Unless you instruct us otherwise, subsequent Contributions will be allocated in the same manner as the initial Contribution. Your allocations must be in whole numbers with a minimum allocation of 10% of each Contribution or transfer (unless the Contribution is being made pursuant to an approved Dollar Cost Averaging Program). Under certain circumstances we will allocate your initial Contribution to the Federated Prime Money Fund II until the end of the free-look period.

Once we receive your Contribution and the necessary information and they are deemed to be in good order, we will issue you a Contract and allocate your Contribution within 2 business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your Contract by making additional Contributions, we will credit these amounts to your Contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Free-Look

If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it (or the period required in your state), and we will send your money back. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your Contribution. If you have purchased the Contract as an individual retirement annuity or in certain states, we are required to return your Contribution. If that is the case, we will put your money in the Federated Prime Money Fund II for 15 days after we allocate your Contribution (or whatever period is required in your state) and refund the greater of your Contribution or the value of your Contract.

Accumulation Units

The value of your Contract allocated to the Investment Options will go up or down depending upon the investment performance of the Investment Option(s) you select. In order to keep track of the value of your Contract, we use a unit of measure we call an accumulation unit. During the Annuity Period, we call it an annuity unit. The difference between accumulation unit values and annuity unit values is the assumed investment rate factor raised to the power equal to the number of years since the initial accumulation unit values were set.

Every Business Day we determine the value of an accumulation unit for each Investment Option. We do this by:

1. determining the total amount of money invested in the particular Investment Option;

2. subtracting from that amount the mortality and expense risk charge, the administrative charge and the distribution charge; and

3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make your Contribution to the Contract, London Pacific will credit your Contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the contribution allocated to an Investment Option by the value of the accumulation unit for that Investment Option.

London Pacific calculates that value of an accumulation unit for each Investment Option after the New York Stock Exchange (NYSE) closes each day and then credits your Contract. There may be days when the NYSE is open for business and we are closed. The day after Thanksgiving is the only such date. On such date, you will not have access to your account and therefore no transactions will be processed for the Separate Account.

Example:

On Wednesday we receive an additional Contribution from you of $4,000. You have instructed us to allocate it to the Harris Associates Value Portfolio. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an accumulation unit for the Harris Associates Value Portfolio is $12.50. We then divide $4,000 by $12.50 and credit your Contract with 320 accumulation units for the Harris Associates Value Portfolio on that Wednesday night.

Transfers

You can make transfers among the Investment Options and the Fixed Account before the Annuity Date.

The minimum amount which you can transfer is $500 from one or more Investment Options or the Fixed Account or your entire interest in the Investment Option or Fixed Account, if less. The minimum which must remain in an Investment Option or the Fixed Account after a transfer is $500 for each Investment Option or the Fixed Account, or $0 if the entire interest in the Investment Option or Fixed Account is transferred.

During the Annuity Period you may make a transfer from one or more of the Investment Options to the Fixed Account once a Contract year. You may not make a transfer from the Fixed Account to the Investment Options during the Annuity Period.

If you make more than 12 transfers in a year, a transfer fee may be assessed.

Telephone transfers can be made pursuant to Written Request. London Pacific will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we fail to use such procedures, we may be liable for losses due to fraudulent or unauthorized instructions. London Pacific tape records all telephone instructions.

London Pacific reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

The Contracts are not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options. When London Pacific becomes aware of such disruptive transactions, we may modify the transfer provisions of the Contract.

INVESTMENT OPTIONS

The following Investment Options are available. Additional Investment Options may be available in the future.

You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses are attached to this prospectus.

Shares of the funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with London Pacific. Certain portfolios may also be sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to you.

London Pacific may enter into certain arrangements under which it is reimbursed by the Investment Options' advisers, distributors and/or affiliates for the administrative services which it provides to the portfolios.


LPT Variable Insurance Series Trust

LPT Variable Insurance Series Trust (Trust) is a mutual fund with multiple portfolios. LPIMC Insurance Marketing Services (Adviser), a subsidiary of London Pacific and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Trust. The Adviser has entered into sub-advisory agreements with professional money managers for investment of the assets of each portfolio of the Trust. The Sub-Adviser for each portfolio is listed under each portfolio below. The following Investment Options are available under the Contract:

     Harris Associates Value Portfolio

The Sub-Adviser for this Portfolio is Harris Associates L.P.

     MFS Total Return Portfolio

The Sub-Adviser for this Portfolio is Massachusetts Financial Services Company.

     Berkeley U.S. Quality Bond Portfolio (not available for new purchases or additional Contributions)

The Sub-Adviser for this Portfolio is Berkeley Capital Management.

     Berkeley Money Market Portfolio (not available for new purchases or additional Contributions)

The Sub-Adviser is Berkeley Capital Management

     Robertson Stephens Diversified Growth Portfolio

The Sub-Adviser for this Portfolio is RS Investment Management Company, L.P.

     Lexington Corporate Leaders Portfolio(R) (long-term capital growth and income through investment in common stocks of large, well-established companies)

The Sub-Adviser for this Portfolio is Lexington Management Corporation.

     Strong Growth Portfolio

The Sub-Adviser for this Portfolio is Strong Capital Management, Inc.

     SAI Global Leaders Portfolio (long-term capital growth through investment in common stocks of large foreign and domestic companies)


The Sub-Adviser for this Portfolio is Select Advisors, Inc.

Morgan Stanley Dean Witter Universal Funds, Inc

Morgan Stanley Dean Witter Universal Funds, Inc. is a mutual fund with eighteen portfolios, three of which are available under the Contract. Prior to January 6, 1999, the name of the fund was Morgan Stanley Universal Funds, Inc. Miller Anderson & Sherrerd, LLP is the investment adviser to the High Yield Portfolio. Morgan Stanley Dean Witter Asset Management (formerly Morgan Stanley Asset Management Inc.) is the investment adviser for the International Magnum and Emerging Markets Equity Portfolios. The following Investment Options are available under the Contract:

     High Yield Portfolio

     International Magnum Portfolio (long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries)

     Emerging Markets Equity Portfolio

BT Insurance Funds Trust

BT Insurance Funds Trust (Fund) is a series fund with six series, one of which is available under the Contracts. Bankers Trust Company is the investment manager of the Fund. The following Investment Option is available under the
Contract:

     BT Equity 500 Index Fund

Federated Insurance Series

Federated Insurance Series is a mutual fund with multiple separate investment portfolios, two of which are available under the Contracts. Federated Investment Management Company is the investment adviser of the Federated Prime Money Fund II and the Federated Fund for U.S. Government Securities II. The following Investment Options are available under the Contract:

     Federated Prime Money Fund II
     Federated Fund for U.S. Government Securities II

Dollar Cost Averaging Program

The Dollar Cost Averaging Program is a program, which if elected, permits you to systematically transfer amounts monthly, quarterly, semi-annually or annually from the Federated Prime Money Fund II, the Federated Fund for U.S. Government Securities II, the Morgan Stanley Dean Witter U.F. High Yield Portfolio or the Fixed Account to one or more of the other Investment Options. Transfers to the Fixed Account are not permitted. To participate in the program, the value of your Contract must be at least $20,000. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must participate in Dollar Cost Averaging for at least 12 months. There is no current charge for Dollar Cost Averaging. However, we reserve the right to charge for it in the future. Transfers under this program will take place on the date you request to participate in the program and anniversaries of that date.

Transfers made pursuant to the Dollar Cost Averaging Program are not taken into account in determining the transfer fee.

We reserve the right at any time and without prior notice to any party, to terminate, suspend or modify the Dollar Cost Averaging Program.

Rebalancing Program

You may use an asset allocation model known as the Asset Equalizer to help you establish your initial investment allocations. If you do, you may rebalance your investments monthly to maintain the allocation in the Asset Equalizer model. Rebalancing provides for periodic automatic transfers among the Investment Options. Any amounts in the Fixed Account will not be transferred as part of this program.

Transfers made pursuant to the Rebalancing Program are not taken into account in determining the transfer fee.

Voting Rights

London Pacific is the legal owner of the Investment Option shares. However, London Pacific believes that when an Investment Option solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own proportion to those instructions. This will also include any shares that London Pacific owns on its own behalf. Should London Pacific determine that it is no longer required to comply with the above, we will vote the shares in our own right.

Substitution

London Pacific may be required to substitute one of the Investment Options you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this.

Exchange Program

London Pacific currently offers an exchange program (Exchange Program) which is available only to purchasers who exchange an existing contract issued by another insurance company not affiliated with London Pacific or other financial investment (Exchange Investment) for a Contract offered by this prospectus. The Exchange Program is not available to purchasers who own a variable annuity contract and want to exchange it for the Contract described in this prospectus. We reserve the right to modify, suspend, or terminate the Exchange Program at any time or from time to time without notice. If the Exchange Program is in effect, it will apply to all exchanges which qualify for the program for a Contract offered by this prospectus. The Exchange Program is available only where permitted by law. While we know of no adverse federal income tax consequences, you should consult with your own tax adviser regarding the tax consequences of an exchange.

A currently owned annuity contract or life insurance policy may be exchanged for a Contract pursuant to Section 1035 of the Internal Revenue Code (Code), or where applicable, may qualify for a "rollover" pursuant to other sections of the Code.

You should carefully evaluate whether the Exchange Program offers benefits which are more favorable than if you continued to hold Exchange Investment. Factors to consider include, but are not limited to:

     (a) the amount, if any, of surrender charges or other charges and penalties incurred in surrendering a contract or financial investment which can be obtained from the insurance company or financial institution which issued the contract or instrument;

     (b) the time remaining under your Exchange Investment during which surrender charges or other charges and penalties apply;

     (c) the on-going charges, if any, under the Exchange Investment versus the on-going charges under the Contracts described in this prospectus;

     (d) the contingent deferred sales charge;

     (e) the amount and timing of any benefits under the Exchange Program; and

     (f) the potentially greater cost to you if the charges under a Contract or the surrender charge or charges and penalties on the Exchange Investment exceeds the benefits under the Exchange Program.

Under the currently available Exchange Program, London Pacific adds certain amounts to the value of your Contract as exchange credits (Exchange Credits). The Exchange Credits are credited by London Pacific on behalf of Owners of an Exchange Investment from our general account. Subject to a specified limit (Exchange Credit Limit) discussed below, Exchange Credits equal the surrender charge paid, if any, to the other insurance company or the charges and penalties paid, if any, to the other financial institution. The Exchange Program is subject to the following rules:

1. London Pacific does not add Exchange Credits unless we receive in writing, not later than 30 days after the issue of the Contract, evidence satisfactory to us:

     a. of the surrender charge or other charges and penalties, if any, paid by you to surrender the Exchange Investment and the amount of any such charge; and

     b. you acknowledge that you are aware that the contingent deferred sales charge under the Contract will be assessed in full against a subsequent withdrawal; to the extent applicable.

2. London Pacific allocates the Exchange Credits to the Contract 30 days after a Contract is issued (40 days after a Contract is issued in California if the purchaser is 60 years of age or older).The Exchange Credits will be allocated prorata among the Investment Options based on the ratio of the values in the Investment Option at the time we add the Exchange Credits. Exchange Credits are added to the Fixed Account based on the allocation to the Fixed Account on the date the Contract is issued.

3. The value of the Exchange Credits as of the date of the allocation to the Investment Options is equal to the lesser of the Exchange Credit Limit or the surrender charge paid or other charges and penalties paid to surrender the Exchange Investment. The Exchange Credit Limit currently is 5% of the amount payable upon surrender of the Exchange Investment. We reserve the right at any time and from time to time to increase or decrease the Exchange Credit Limit. However, the Exchange Credit Limit in effect at any time will apply to all purchases qualifying for the Exchange Program.

4. The value of the Exchange Credits we add to your Contract is not available as a free withdrawal.

5. London Pacific does not consider additional amounts credited to your Contract under the Exchange Program to be an increase in your investment in the Contract.

                                  PERFORMANCE

London Pacific may advertise performance of the various Investment Options. Performance information of an Investment Option is based on past performance only and is no indication of future performance. London Pacific will calculate performance by determining the percentage change in an Investment Option by dividing the increase (decrease) for the Option by the value of the Investment Option at the beginning of the period. The performance number will reflect the expenses of the Investment Option and the deduction of the mortality and expense risk charge, the administrative charge, the distribution charge and any applicable contract maintenance charge. This non-standard performance will not reflect the deduction of the contingent deferred sales charge. The deduction of any applicable contingent deferred sales charge would reduce the percentage increase or make greater any percentage decrease. London Pacific may also advertise performance information which is computed on a different basis. In that case, any advertisement will also include average annual total return figures which reflect the deduction of all fees and charges.

Future performance will vary and the results which may be shown are not necessarily representative of future results.

                                    EXPENSES

There are charges and other expenses associated with the Contract that reduce the return on your investment in the Contract. These charges and expenses are:

Mortality and Expense Risk Charge. This charge is equal, on an annual basis, to 1.25% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefit, for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract. London Pacific may use any profits it makes from this charge to pay for the costs of distributing the Contract.

Administrative Charge. This charge is equal, on an annual basis, to .15% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge, together with the contract maintenance charge (see below), is for the expenses associated with the administration of the Contract. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Distribution Charge. This charge is equal, on an annual basis, to .10% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge compensates London Pacific for the costs associated with the distribution of the Contract.

Contract Maintenance Charge. On each anniversary of the date when your Contract was issued, London Pacific deducts $36 ($30 in the state of North Dakota) from your Contract as a contract maintenance charge. This charge is for administrative expenses. This charge cannot be increased.

London Pacific will not deduct this charge during the Accumulation Period if, when the deduction is to be made, the value of your Contract is $50,000 or more. If you make a complete withdrawal from your Contract, the contract maintenance charge will also be deducted. The contract maintenance charge is deducted prorata from the Investment Options and the Fixed Account (except in South Carolina, Texas and Washington, the charge is only deducted from the Investment Options)

After the Annuity Date, the charge will be collected monthly out of each Annuity Payment regardless of the size of the Contract.

Contingent Deferred Sales Charge. During the Accumulation Period, you can make withdrawals from your Contract. However, if all or a portion of the unliquidated Contribution is withdrawn within the first 7 Contract years, London Pacific will access a contingent deferred sales charge (unliquidated Contributions means Contributions that you have not previously surrendered or withdrawn). The Charge is based on the Contract year in which you make a withdrawal and is applied only to a withdrawal of Contribution. The charge is as follows:

                                              Charge  as a
                                              Percentage of
                                               Unliquidated
      Contract Year                            Contribution
      --------------                          ---------------
         1 year                                     7%
         2 years                                    7%
         3 years                                    6%
         4 years                                    5%
         5 years                                    4%
         6 years                                    3%
         7 years                                    2%
         8 years or more                            0%



Free Withdrawals. Once a year on a non-cumulative basis, you can withdraw up to 10% of your unliquidated Contributions without the contingent deferred sales charge (free withdrawal amount). For purposes of the free withdrawal amount and the contingent deferred sales charge, amounts you withdraw as a free withdrawal are not considered a liquidation of Contributions. If you choose to make withdrawals under our Systematic Withdrawal Option, the once a year limitation on withdrawals for the free withdrawal amount is waived if you have not made any other free withdrawals during that Contract year.

In addition, in certain states, if you have been confined to a convalescent care facility for any continuous ninety day period or if you are first diagnosed as having a terminal illness and it is at least 90 days after the day your contract was issued, you can make a one time withdrawal of a certain amount and London Pacific will not access the contingent deferred sales charge. We will call this the Convalescent Care Facility/Terminal Illness Benefit. This benefit may not be available in all states.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the Contract. Thus, for tax purposes, earnings are considered to come out first.

See Appendix B for examples of how the contingent deferred sales charge is calculated.

Reduction or Elimination of the Contingent Deferred Sales Charge. London Pacific will reduce or eliminate the amount of the contingent deferred sales charge when the Contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with London Pacific. London Pacific will not deduct a contingent deferred sales charge under a Contract issued to an officer, director or employee of London Pacific or any of its affiliates.

Transfer Fee. You can make 12 free transfers every year. We measure a year from the day we issue your Contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $20 for each transfer thereafter or 2% of the amount transferred (whichever is less). The transfer fee will be deducted from the Investment Option or the Fixed Account from which the transfer is made. If your entire interest in the Investment Option or Fixed Account is being transferred, the transfer fee will be deducted from the amount which is transferred. If the transfer is made from more than one Investment Option or the Fixed Account, the transfer fee will be deducted pro-rata from each Investment Option or the Fixed Account from which a transfer is made.

Any transfers made pursuant to the Dollar Cost Averaging or Rebalancing Programs will not count in determining the transfer fee. A transfer at the end of the free-look period will also not count in determining the transfer fee.

Premium Taxes. Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. London Pacific is responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, others are due when Annuity Payments begin. It is London Pacific's current practice to pay premium taxes when they are incurred and deduct for them from your Contract when you make a partial or full withdrawal, when we pay a death benefit or when you start receiving Annuity Payments. Premium taxes generally range from 0% to 4%, depending on the state.

Income Taxes. London Pacific will deduct from the Contract for any income taxes which it incurs because of the Contract. At the present time, we are not making any such deductions.

Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options, which are described in the fund prospectuses.


TAXES

Note: London Pacific has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. London Pacific has included an additional discussion regarding taxes in the Statement of Additional Information.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code(Code) for annuities.

Simply stated these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner, will not be taxed on increases in the value of your Contract until a distribution occurs - either as a withdrawal or as Annuity Payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment is treated as a partial return of your Contribution and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after you have received all of your Contributions are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the Contract as an individual and not under an individual retirement annuity, your Contract is referred to as a Non-Qualified Contract.

If you purchase the Contract as an individual retirement annuity, your Contract is referred to as a Qualified Contract.

Withdrawals-Non-Qualified Contracts

If you make a withdrawal from your Contract, the Code treats such a withdrawal as first coming from earnings and then from your Contribution. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after the taxpayer reaches age 59 1/2;

(2)  paid after you die;

(3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)  paid under an immediate annuity: or

(6)  which come from purchases payments made prior to August 14, 1982.

Withdrawals - Qualified Contracts

The above information describing the taxation of Non-Qualified Contracts does not apply to Qualified Contracts. There are special rules that govern with respect to Qualified Contracts. We have provided a more complete discussion in the Statement of Additional Information.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. London Pacific believes that the Investment Options are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not London Pacific would be considered the owner of the shares of the Investment Options. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the Investment Options.

Due to the uncertainty in this area, London Pacific reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

                                  WITHDRAWALS

At any time during the Accumulation Period, you may make a partial or total withdrawal from your Contract by Written Request (in the state of Washington, you can also make a withdrawal on the Annuity Date). Unless you tell us otherwise, withdrawals will be made from the Investment Options. The withdrawal will be made pro-rata from the Investment Options (unless you tell us otherwise). A partial withdrawal is taken from the value for which the free withdrawal amount applies and then from the value which is subject to a contingent deferred sales charge.

Each partial withdrawal must be for at least $500 (this requirement may be waived to meet the minimum distribution requirements for Qualified Contracts). London Pacific requires that after you make a partial withdrawal, $2,000 or 15% of the applicable contingent deferred sales charge must remain in your Contract (this requirement may be waived to meet the minimum distribution requirements for Qualified Contracts). We also require that after a partial withdrawal, at least $500 must remain in an Investment Option or the Fixed Account.

When you make a withdrawal, you will receive the value of your Contract, less any premium tax and less any contract maintenance charge. London Pacific will pay the amount of any withdrawal within 7 days of your request unless the suspension of payments or transfer provision is in effect (see below).

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Systematic Withdrawal Option

You may use the Systematic Withdrawal Option to pre-authorize automatic withdrawals. You may participate in this option if the value of your Contract is at least $20,000 on the day you request this option. Withdrawals can be made monthly, quarterly or semi-annually. The minimum amount you can withdraw is $100 each payment. The standard date of the month for withdrawals is the date you request to enroll in this option. You can specify a different date. You can stop withdrawals with 30 days' written notice to us.

Under the systematic withdrawal option, you can withdraw up to 10% of the unliquidated Contributions as of the immediately preceding Contract anniversary or, if during the first Contract year, as of the date your Contract is issued. If you use the Systematic Withdrawal Option, it replaces the free withdrawal in the same Contract year. Any amount you withdraw in excess of the free withdrawal amount may be subject to the contingent deferred sales charge.

We do not currently charge for systematic withdrawals. We reserve the right to charge for this option in the future.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Suspension of Payments or Transfers

London Pacific may be required to suspend or postpone payments for surrenders or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York  Stock  Exchange  is  restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or London Pacific cannot reasonably value the shares of the Investment Options; or

4. during any other period when the Securities and Exchange Commission by order, so permits for the protection of Owners.

London Pacific reserves the right to postpone payment for a withdrawal or transfer from the Fixed Account for a period of up to 6 months.

                                 DEATH BENEFIT

Upon Your Death

If you or any Joint Owner die before the Annuity Date, London Pacific will pay your Beneficiary a death benefit. Upon the death of the Joint Owner, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. The amount of the death benefit depends on how old the Owner or Joint Owner is.

Prior to the Owner or oldest Joint Owner reaching age 75, the death benefit will be the greater of:

1. the adjusted Contributions (which means your initial Contribution, plus any subsequent contributions less any subsequent partial withdrawals in the same proportion that the Contract value was reduced on the date of the withdrawal); or

2. the value of your Contract as of the day London Pacific receives at its Annuity Service Center both proof of death and a payment method election; or

3. the value of your Contract on the most recent seventh year Contract anniversary or the adjusted Contributions as of the most recent seventh year Contract anniversary, whichever is greater. This amount is increased for subsequent Contributions and is reduced for subsequent partial withdrawals in the same proportion that the Contract value was reduced on the date of the withdrawal.

After the Owner or the oldest Joint Owner reaches age 75 but before reaching age 85, the death benefit will be determined in accordance with the above and will be subject to any applicable contingent deferred sales charge determined at the time the death benefit is paid.

After the Owner or the oldest Joint Owner reaches age 85, the death benefit will be the value of the Contract as of the day we receive both proof of death and an election of the payment method, less any applicable contingent deferred sales charge determined at the time the death benefit is paid.

In certain states, the death benefit will be the value of your Contract as of the day London Pacific receives proof of death and an election of the payment method, less any applicable contingent deferred sales charge determined at the time the death benefit is paid.

See Appendix B for examples of how the death benefit is calculated.

The entire death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payment must begin within one year of the date of death. In the event of the death of the Owner who is not an Annuitant, if the Beneficiary is the spouse of the Owner, he or she may elect to continue the Contract in his/her own name at the then current Contract value. Payment to the Beneficiary, other than a single lump sum, can only be elected during the 60 day period beginning with the date of receipt of proof of death.

If you or a Joint Owner (who is not the Annuitant) die during the Annuity Period, any remaining Annuity Payments will continue at least as rapidly as under the method of distribution in effect at the Owner's death. Upon the death of the Owner during the Annuity Period, the beneficiary becomes the Owner.

Death of Annuitant

Upon the death of the Annuitant, who is not the Owner, during the Accumulation Period, you may designate a new Annuitant subject to our underwriting rules then in effect. If you do not designate a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. If the Owner is a non-natural person, the death or change of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

                                OTHER INFORMATION

London Pacific

London Pacific Life & Annuity Company (London Pacific) was organized in 1927 in North Carolina as a stock life insurance company. London Pacific was acquired from Liberty Life in 1989. London Pacific is authorized to sell life insurance and annuities in 40 states and the District of Columbia. London Pacific's ultimate parent is London Pacific Group Limited, an international fund management firm chartered in Jersey, Channel Islands.

London Pacific's financial statements appear in the SAI and should be considered only as bearing upon London Pacific's ability to meet its obligations under the Contracts.

Year 2000

London Pacific's computer systems related to variable annuity products is Year 2000 compliant. Like other variable annuity companies, London Pacific would be adversely affected if the computer systems used by the adviser, the sub-advisers and other service providers to the Investment Options do not properly process and calculate data-related information and data as of and after January 1, 2000. London Pacific believes the adviser, sub-advisers and service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact.

The Separate Account

London Pacific established a separate account known as LPLA Separate Account One (Separate Account) to hold the assets that underlie the Contracts. The Board of Directors of London Pacific adopted a resolution to establish the Separate Account under North Carolina insurance law on November 21, 1994. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in London Pacific's name on behalf of the Separate Account and legally belong to London Pacific. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business London Pacific may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts without regard to income, gains or losses from any other contracts we may issue.

Distribution

London Pacific Financial and Insurance Services, 1755 Creekside Oaks Drive, Sacramento, California 96833 acts as the principal underwriter of the Contracts. London Pacific Financial and Insurance Services is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. London Pacific Financial and Insurance Services is an affiliate of London Pacific. Commissions will paid to broker-dealers who sell the Contracts. Broker-dealers will be paid a commission, up to an amount currently equal to 7% of Contributions for promotional or distribution expenses.

          Table Of Contents Of The Statement Of Additional Information

Company............................................................3

Experts........................................................... 3

Legal Opinions.................................................... 3

Distribution...................................................... 3

Reduction or Elimination of Contingent Deferred Sales Charge.....  3

Yield Calculation for the Federated Prime Money Fund II
   Sub-Account...................................................  4

Calculation of Performance Information...........................  4

Federal Tax Status...............................................  7

Annuity Provisions...............................................  12

Financial Statements.............................................. 13


                                  APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

The financial statements of London Pacific and the Separate Account may be found in the Statement of Additional Information. The table below gives per accumulation unit information about the financial history of each sub-account of the Separate Account for the periods indicated. There are no accumulation unit values for the Federated Prime Money Fund II and the Federated Fund for U.S. Government Securities II because they were first offered under the Contract on January 25, 1999. There are no accumulation unit values for the SAI Global Leaders Sub-Account because it was offered under the Contract on May 1, 1999. This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information.


                                                                  Period From
                                                                 Commencement
                                                 Year Ended      Of Operations
Sub-Account                                12-31-98     12-31-97  To 12-31-96
-----------                                --------     --------  -----------

Harris Associates Value
Unit Value at beginning of period           $15.08       $12.12         $10.00
Unit value at end of period                 $15.50       $15.08         $12.12
No. of units outstanding at end of period  458,166      225,262         50,583

MFS Total Return
Unit value at beginning of period           $13.20       $11.03         $10.00
Unit value at end of period                 $14.56       $13.20         $11.03
No. of units outstanding at end of period  798,518      443,010         82,279

Berkeley U.S. Quality Bond
Unit value at beginning of period           $10.99       $10.15         $10.00
Unit value at end of period                 $11.68       $10.99         $10.15
No. of units outstanding at end of period  158,002       87,032         78,700

Berkeley Money Market
Unit value at beginning of period           $10.76       $10.36         $10.00
Unit value at end of period                 $11.08       $10.76         $10.36
No. of units outstanding at end of period  117,712        7,652         27,763

Strong Growth
Unit value at beginning of period           $15.72       $12.62         $10.00
Unit value at end of period                 $20.16       $15.72         $12.62
No. of units outstanding at end of period  324,168      169,389         44,555

Robertson Stephens Diversified Growth
Unit value at beginning of period           $12.21       $10.35         $10.00
Unit value at end of period                 $14.13       $12.21         $10.35
No. of units outstanding at end of period  431,784      236,983         52,516

Lexington Corporate Leaders
Unit value at beginning of period           $14.25       $11.51         $10.00
Unit value at end of period                 $15.72       $14.25         $11.51
No. of units outstanding at end of period  508,938      233,629         29,933


                                                                  Period From
                                                                 Commencement
                                                 Year Ended      Of Operations
Sub-Account                                12-31-98     12-31-97  To 12-31-96
-----------                                --------     --------  -----------
Morgan Stanley Dean Witter U.F. High Yield
Unit value at beginning of period (5/4/98)  $10.00         N/A           N/A
Unit value at end of period                  $9.95         N/A           N/A
No. of units outstanding at end of period   39,568         N/A           N/A

Morgan Stanley Dean Witter U.F.
International Magnum
Unit value at beginning of period (5/4/98)  $10.60         N/A           N/A
Unit value at end of period                  $9.10         N/A           N/A
No. of units outstanding at end of period  233,470         N/A           N/A

Morgan Stanley Dean Witter U.F. Emerging
Markets Equity
Unit value at beginning of period (5/4/98)  $10.00         N/A           N/A
Unit value at end of period                  $6.99         N/A           N/A
No. of units outstanding at end of period    7,980         N/A           N/A

BT Equity 500 Index
Unit value at beginning of period (5/4/98)  $10.00         N/A           N/A
Unit value at end of period                 $10.94         N/A           N/A
No. of units outstanding at end of period  155,738         N/A           N/A


                                   APPENDIX B

The purpose of the examples below is to help you understand how the contingent deferred sales charge is calculated and to show you how the death benefit is calculated. These are just examples and may not represent your particular facts and circumstances. The death benefit amounts in the examples below are purely hypothetical.

I.   Withdrawals and Contingent Deferred Sales Charges

EXAMPLE A - TOTAL WITHDRAWAL IN CONTRACT YEAR TWO

Example A assumes the following:

     (1) Your initial Contribution was $10,000 and you selected one Investment Option.

     (2)  You make a total withdrawal during the second Contract year.

     (3) The value of your Contract at the time of the total withdrawal is $10,950.

     (4)  You did not make any other Contributions or previous withdrawals.


The following applies to this Example:

     (a) Earnings in the Contract are not subject to the contingent deferred sales charge (CDSC). Therefore, $950 ($10,950 - $10,000 = $950) is not
          subject to the CDSC.

     (b) The balance of the total withdrawal of $10,000 is subject to the CDSC applied during the second year, since the free withdrawal amount does not apply to total withdrawals.

     (c)  The amount of the applicable CDSC is .07 x 10,000 = $700.

     (d)  The amount of the total withdrawal is $10,950 - $700 = $10,250.*

* If you make a total withdrawal on other than a Contract anniversary and the Contract value when you make the total withdrawal is less than $50,000, then London Pacific will deduct the full contract maintenance charge of $36 at the time of the total withdrawal.

EXAMPLE B - PARTIAL WITHDRAWAL IN THE AMOUNT OF $3,000 IN CONTRACT YEAR TWO

We have used the same assumptions in this Example as we used in Example A except that in this Example we assume that you made a partial withdrawal for $3,000 in Contract year two.

     (a) In a partial withdrawal, 10% of the unliquidated Contributions may be withdrawn as a free withdrawal without the imposition of the CDSC. (10,000 x .10= $1,000). Therefore $1,000 of the $3,000 partial withdrawal is not subject to the CDSC.

     (b) For purposes of determining the amount of the CDSC, unliquidated Contributions are deemed to be withdrawn before earnings in the Contract.

     (c)  The amount of the CDSC is $140 ($2,000 x .07 = $140).

     (d) In this Example, from the partial withdrawal of $3,000 you will receive $2,860.

EXAMPLE C - PARTIAL WITHDRAWAL IMMEDIATELY FOLLOWED BY A TOTAL WITHDRAWAL

Example C assumes the following:

     (1) Your initial Contribution was $10,000 and you selected one Investment Option.

     (2)  You make withdrawals during the second Contract year.

     (3)  The value of your Contract at the time of the withdrawals is $10,950.

     (4)  You make a partial withdrawal of $1,000.

The following applies to the Example:

     (a) As noted in Example B, the partial withdrawal of $1,000 is not subject to the CDSC because of the 10% free withdrawal amount of $1,000. The remaining Contract value is $9,950.

     (b) For purposes of the total withdrawal you make immediately following the partial withdrawal, your original Contribution of $10,000 is used for calculating the CDSC because free withdrawal amounts do not reduce the Contributions for purposes of calculating the CDSC.

     (c)  The amount of the CDSC is $700 (.07 x $10,000).

     (d)  The amount of the total withdrawal is 9,250 ($9,950 - $700).

Note: Withdrawals of income may be subject to a ten percent federal income tax penalty if you are younger than 59 1/2 at the time you make the withdrawal.

II.  Death Benefit Calculations

EXAMPLE A - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

Example A assumes the following:

     (1)  You make a Contribution of $10,000.
     (2)  You die at age 65 during the second Contract year.
     (3)  The value of your Contract at the time of your death was $12,000.
     (4)  You have not made any withdrawals.

The following applies to this Example:

     (a) Adjusted Contributions equal $10,000, because you have not make any withdrawals.

     (b) No seventh year stepped-up death benefit is available because death occurred prior to the seventh year Contract anniversary.

     (c) The Contract value is $12,000 and therefore greater than Adjusted Contributions

     (d)  The death benefit is $12,000.

EXAMPLE B - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example the Contract value at death is $9,500.

The following applies to this Example:

     (a)  The Adjusted Contributions are greater than the Contract Value.

     (b)  The death benefit is $10,000.

EXAMPLE C - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TEN

Example C assumes the following:

     (1)  You made a single Contribution of $10,000.

     (2)  You die at age 65 during the tenth Contract year.

     (3) The value of your Contract on the seventh Contract anniversary was $18,000.

     (4)  The value of your Contract at death was $17,000.

     (5) You made a withdrawal of $1,500 in the sixth Contract year at which time the value of your Contract was $15,000 before you made the withdrawal.

The following applies to this Example:

     (a) Adjusted Contributions are equal to $9,000. (At the time you made the withdrawal the value of your Contract was reduced by 10% ($1,500/$15,000 = .10). Therefore, Adjusted Contributions are reduced by 10% ($10,000 -($10,000 x .10)= $9,000).

     (b) The value of your Contract on the seventh Contract anniversary ($18,000) was greater than that at the time of your death ($17,000) and greater than Adjusted Contributions ($9,000).

     (c)  The death benefit is $18,000.

EXAMPLE D - OWNER AGE 77 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example you die at age 77.

The following applies to this Example:

     (a) The death benefit is $12,000 less any CDSC which applies at the time the death benefit or any portion is withdrawn.

     (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.

EXAMPLE E - OWNER AGE 87 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except in this Example you are 87 at the time you die.

The following applies to this Example:

     (a) Since you were beyond age 85, the death benefit will be limited to the value of your Contract, less any CDSC applicable at the time the death benefit or any portion is withdrawn.

     (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.


                                   [BACK COVER]

                                   Distributed by:

                    London Pacific Financial & Insurance Services
                            1755 Creekside Oaks Drive
                           Sacramento, California 95833

                                    Issued by:

                       London Pacific Life & Annuity Company

                                    Home Office:
                              3109 Poplarwood Court
                            Raleigh, North Carolina 27604
                                  (919) 790-2243

                               Annuity Service Center:
                                  P.O. Box 29564
                            Raleigh, North Carolina 27626
                                  (800) 852-3152